UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2016
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 26, 2016, TerraForm Global, Inc. issued a press release announcing that TerraForm Global Operating, LLC ("TerraForm Global"), its subsidiary, has launched a solicitation of consents (the "Consent Solicitation") from holders of record as of 5:00 p.m., New York City time, on August 25, 2016 of its 9.75% Senior Notes due 2022 (the "Notes") to obtain waivers relating to certain reporting covenants under the indenture dated August 5, 2015 (as supplemented, the "Indenture") among TerraForm Global, as issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee, and to effectuate certain amendments to the Indenture.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 26, 2016, titled "TerraForm Global Operating, LLC Announces Launch of Consent Solicitation Related to Senior Notes"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	August 26, 2016	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 26, 2016, titled "TerraForm Global Operating, LLC Announces Launch of Consent Solicitation Related to Senior Notes"